Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Covenant Logistics Group, Inc. (the "Company") on Form 10-K for the year ending December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James S. Grant, Executive Vice President, Chief Financial Officer, and Principal Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, that to the best of my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 27, 2026	/s/ James S. Grant
James S. Grant
Executive Vice President, Chief Financial Officer, and Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Covenant Logistics Group, Inc. and will be retained by Covenant Logistics Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.